SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 20, 2002

STEMCELLS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3155 Porter Drive Palo Alto, California 94304
(Address, of principal executive offices, including zip code)

(650) 475-3100
(Registrant’s Telephone number including area code)

Item 5. OTHER EVENTS
SIGNATURES
EXHIBIT INDEX
Press Release, dated December 20, 2002

Item 5.   OTHER EVENTS

     StemCells, Inc. (the “Company”) reported that the Nasdaq Stock Market has approved its application to transfer the listing of its common stock from the National Market to the SmallCap Market, effective December 23, 2002 at the opening of business. A copy of the Company’s press release announcing the approval is attached as Exhibit 99.1 to this Report and incorporated herein by this reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC

By:	/s/ Martin McGlynn Martin McGlynn President and Chief Executive Officer

Date:     December 20, 2002

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EXHIBIT INDEX

99.1	Press release dated December 20, 2002

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